UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2010

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	000-51280 (Commission File Number)	36-3297908 (I.R.S. Employer Identification No.)

22 West Washington Street Chicago, Illinois (Address of principal executive offices)		60602 (Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.*

On October 27, 2010, Morningstar, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2010.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On October 25, 2010, the Audit Committee of the Board of Directors of Morningstar, Inc. (Morningstar) decided to engage KPMG LLP (KPMG) as Morningstar’s independent registered public accounting firm commencing with the audit for the fiscal year ending December 31, 2011.  A copy of Morningstar’s press release is filed as Exhibit 99.2 to this Form 8-K.

Ernst & Young LLP (E&Y) has been engaged to audit Morningstar’s consolidated financial statements for the fiscal year ending December 31, 2010 and will be dismissed as Morningstar’s independent registered public accounting firm upon completion of these services continuing through the filing of Morningstar’s Annual Report on Form 10-K for the fiscal year ending December 31, 2010.  During Morningstar’s fiscal years ended December 31, 2008 and 2009 and through the current date, there were no disagreements between Morningstar and E&Y on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on Morningstar’s consolidated financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

E&Y’s audit reports on Morningstar’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

A copy of E&Y’s letter to the Securities and Exchange Commission dated October 29, 2010 stating whether it agrees with the foregoing statements, is filed as Exhibit 16.1 to this Form 8-K.

During Morningstar’s fiscal years ended December 31, 2008 and 2009 and through the current date, neither Morningstar, nor anyone on behalf of Morningstar, consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Morningstar’s consolidated financial statements, and no written report or oral advice was provided by KPMG to Morningstar that KPMG concluded was an important factor considered by Morningstar in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01.  Other Events.

On October 27, 2010, Morningstar, Inc. issued a press release announcing that its Board of Directors has approved a regular quarterly cash dividend of 5 cents per share beginning with the first quarter of 2011 and a share repurchase program that authorizes Morningstar to repurchase up to $100 million in shares of Morningstar’s outstanding common stock.  A copy of the press release is filed as Exhibit 99.3 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits:

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 29, 2010.
99.1*	Press Release dated October 27, 2010 regarding financial results for the third quarter ended September 30, 2010.
99.2	Press Release dated October 27, 2010 regarding selection of KPMG LLP as Morningstar’s independent registered public accounting firm.
99.3	Press Release dated October 27, 2010 regarding quarterly dividend and share repurchase program.

*     The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: October 29, 2010	By:	/s/ Scott Cooley
	Name:	Scott Cooley
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 29, 2010.
99.1*	Press Release dated October 27, 2010 regarding financial results for the third quarter ended September 30, 2010.
99.2	Press Release dated October 27, 2010 regarding selection of KPMG LLP as Morningstar’s independent registered public accounting firm.
99.3	Press Release dated October 27, 2010 regarding quarterly dividend and share repurchase program.

*     The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.